Asset Purchase Agreement Schedules, executed October 13, 2006, between the Company and CorCell, Inc.
EX-10.73

Exhibit 10.73

SCHEDULE 1(A)

ADDITIONAL ACQUIRED ASSETS

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Kit Inventory

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Compodock Inventory

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Prepaid Expenses

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Furniture and Fixtures (Attachment Section A)

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Computer Equipment (Attachment Section B)

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Lab Equipment (Attachment Section C)

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Telephone/Communications Equipment (Attachment Section D)

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CorCell Public Website

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CorCell Lead Tracking Database/Website

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Traverse Accounting Software with customizations

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Prepaid Health Insurance for October

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Microsoft Assurance Program rights

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Microsoft Office licenses

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Microsoft Map Point licenses

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Adobe Acrobat license

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Mind Manager X5 licenses

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eCopy Desktop and Server licenses

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Quark Express 6.1 license

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Avaya Solutions software

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Taske software and user licenses

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Symantec Antivirus Server and Client licenses

SCHEDULE 2

ASSUMED OBLIGATIONS

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Capital Lease Obligations on equipment purchased once account balances have been reviewed and reconciled

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Current Liabilities – Deferred Revenue, specifically identified and reconciled as per a detailed schedule to be provided by Seller

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Current Liabilities – Customer Deposits from Payment Plan, specifically identified and reconciled as per a detailed schedule to be provided by Seller

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October health insurance expense for current employees

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Marketing and advertising expense including:

Print advertising - $60,000 October – December 2006

Internet expense - $80,000 October – December 2006

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Assumption of existing employment agreements by entering into new agreements with employees.  Severance obligations as detailed in APA I

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Operating Leases (Attachment):

Canon Financial Services for lease of Canon L9000 Fax machine

Pitney Bowes Credit Corp for lease of DM550 System with 5# scale

Dell Financial Services (5 leases) for lease of 14 desktop computers, 5 laptop computers and 5 projectors

Pitney Bowes Credit Corp for lease of a folder/inserter

Canon Financial Services for lease of Canon iR C5800

SCHEDULE 5(D)

CONSENTS

IBC Marketing Services and Securities Purchase Agreement dated April 11, 1997 between Independence Blue Cross and CorCell, Inc.

IBC Services Agreement dated June 20, 2003 between Independence Blue Cross and CorCell, Inc.

Keystone Health Plan East dated July 1, 2002 between Keystone and CorCell, Inc.

QCC Insurance Company dated July 1, 2002 between QCC Insurance Company and CorCell, Inc. and Highmark Inc. DBA Pennsylvania Blue Shield

National Labor Office of the BlueCross Blue Shield Association dated august 1, 2004 between National Account Services Company LLC, BlueCross and BlueShield Association and CorCell, Inc.

HEARTHSTONE COMMUNICATIONS, LTD dated November 9, 2005 between Hearthstone Communications Ltd. and CorCell, Inc.

GE CAPITAL CONSUMER CARD CO. dated July 13, 2004 between GE Capital Consumer Card Co. and CorCell, Inc.

CorCell Stockholder/Board Consent

Canon Financial Services for lease of Canon L9000 fax machine and iR C5800 copier dated January 21, 2005 between Canon Financial Services, Inc. and CorCell, Inc.

Pitney Bowes Credit Corp for lease of DM5500 System with 5# scale and folder/inserter dated July 28, 2004 between Pitney Bowes Credit Corporation and CorCell, Inc.

Verizon Communications Inc. and Verizon Services Corp dated September 13, 2005 between Verizon Communications Inc. and Verizon Services Corp and CorCell, Inc.

SCHEDULE 5(H)

INTELLECTUAL PROPERTY RIGHTS

Owned:

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CorCell website

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CorCell2 web-based database

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Your Baby’s Lifeline® (Block Letters)

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Expectations®

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Saving Baby’s Cord Blood®

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Now, You can give life and save life at the same time®

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For What You’re Not Expecting®

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CorCell® (Stylized)

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CorCell® (and Design)

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PurePath™

Licensed:

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Patent Application Serial Number 10/854,622 (Published Patent Application No. 20050084838) entitled “Sterile System and Methods for Collecting, Transporting, Storing and Cryopreserving Body Fluids” to CorCell, Inc.

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Proficient Systems, Inc.

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Software licenses including:

Server Based Software
Microsoft Windows Server 2003 Standard Edition
Microsoft Windows Server 2000
Microsoft Terminal Server user CAL
Veritas Backup Express v10
Taske Call Manager
Microsoft SQL Server 2000
Microsoft Project Server
Microsoft Project Server User CAL
Symantec Antivirus Corporate Edition
Symantec Ghost v8
Spy Sweeper Enterprise
Open Systems Traverse

PC Based Software
Microsoft Office Project Professional 2003
Microsoft Office Visio Professional
Microsoft Office 2003
Microsoft Windows XP Professional
Microsoft Windows 2000
Microsoft Office XP
Mind Manager
Adobe Acrobat 6.0
Microsoft Map Point
eCOPY Desktop

SCHEDULE 5(K)

UNDISCLOSED LIABILITIES

NONE

SCHEDULE 5(L)

ABSENCE OF CHANGES OR EVENTS

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NONE

SCHEDULE 5(M)

LITIGATION

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Geert-Christian Scheiner

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Joan Horvath

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PharmaStem

SCHEDULE 5(N)

PERFORMANCE OF SERVICES

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None

SCHEDULE 5(Q)

CONTRACTS

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Independence Blue Cross – IBC Marketing Services and Securities Purchase Agreement dated April 11, 1997 between Independence Blue Cross and CorCell, Inc.

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IBC Services Agreement dated June 20, 2003 between Independence Blue Cross and CorCell, Inc.

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National Labor Office of the BlueCross BlueShield Agreement  dated August 1, 2004 between National Account Services Company LLC, BlueCross and BlueShield Association and CorCell, Inc. – requires consent for change of control.

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Care Credit (GE Capital Consumer Card Co.) dated July 13, 2004 between GE Capital Consumer Card Co. and CorCell, Inc.  – requires consent to assign.

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Hearthstone Communications dated November 9, 2005 between Hearthstone Communications Ltd. and CorCell, Inc. – as it relates to javascript tags

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Verizon Communications Inc. and Verizon Services Corp dated September 13, 2005 between Verizon Communications Inc. and Verizon Services Corp and CorCell, Inc. – related to the agreement of sublease located at 1717 Arch St.

SCHEDULE 5(R)

INSURANCE

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General Liability Policy by James River Insurance Company

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Property Insurance Policy by Lloyd’s, London

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Professional Liability Policy by Landmark American Insurance Company

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Directors & Officers / Employment Practices / Securities Liability Policy by national Union Fire Insurance Company of Pittsburg, PA (AIG)

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Travel Accident Policy by Life Insurance Company of America

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Crime and Employee Dishonesty Policy by St. Paul Travelers

SCHEDULE 5(Y)

GOVERNMENTAL AUTHORIZATIONS

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New York State Department of Health license for tissue bank operation as a comprehensive tissue procurement service

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New Jersey Department of Health and Senior Services, Division of Public Health and Environmental Laboratories license for collection services for umbilical cord blood

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Food and Drug Administration Establishment Registration and Listing for Human Cells, Tissues, and Cellular and tissue-Based Products (HCT/Ps)

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City of Philadelphia Business Privilege License

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City of Philadelphia Business Tax Account

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Pennsylvania Certificate of Authority

SCHEDULE 10(E)

GOVERNMENTAL AND REGULATORY APPROVALS

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No approvals required for purchase of assets.

SCHEDULE 1O(H)

EMPLOYMENT AGREEMENTS

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Marcia A. Laleman

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Marion Malone

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Antonia M. Lafferty

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Jill Hutt

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Bruce Ditnes

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George Venianakis

SCHEDULE 11(E)

GOVERNMENTAL AND REGULATORY APPROVALS

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No approvals required for purchase of assets.

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Certain City and State business licenses, accounts and certificates required to operate business as new entity.